Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By:	THL Equity Advisors VI, LLC, its General Partner
By:	Thomas H. Lee Partners, L.P., its Sole Member
By:	Thomas H. Lee Advisors, LLC, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By:	THL Equity Advisors VI, LLC, its General Partner
By:	Thomas H. Lee Partners, L.P., its Sole Member
By:	Thomas H. Lee Advisors, LLC, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel (DT) Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By:	THL Equity Advisors VI, LLC, its General Partner
By:	Thomas H. Lee Partners, L.P., its Sole Member
By:	Thomas H. Lee Advisors, LLC, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (BKFS), L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (BKFS), L.P.
By:	THL Equity Advisors VI, LLC, its General Partner
By:	Thomas H. Lee Partners, L.P., its Sole Member
By:	Thomas H. Lee Advisors, LLC, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (BKFS) II, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (BKFS) II, L.P.
By:	THL Equity Advisors VI, LLC, its General Partner
By:	Thomas H. Lee Partners, L.P., its Sole Member
By:	Thomas H. Lee Advisors, LLC, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (BKFS) III, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (BKFS) III, L.P.
By:	THL Equity Fund VI Investors (TNBGP) LLC, its General Partner
By:	THL Equity Advisors VI, LLC, its Manager
By:	Thomas H. Lee Partners, L.P., its Sole Member
By:	Thomas H. Lee Advisors, LLC, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By:	Thomas H. Lee Partners, L.P., its General Partner
By:	Thomas H. Lee Advisors, LLC, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Operating Partners, L.P.
c/o Thomas H. Lee Partners, L.P.
Address of Joint Filer:
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL OPERATING PARTNERS, L.P.
By:	Thomas H. Lee Partners, L.P., its General Partner
By:	Thomas H. Lee Advisors, LLC, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (BKFS-LM), LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL Equity Fund VI Investors (BKFS-LM), LLC
By:	THL Equity Advisors VI, LLC, its Member
By:	Thomas H. Lee Partners, L.P., its Sole Member
By:	Thomas H. Lee Advisors, LLC, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (BKFS-NB), LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL Equity Fund VI Investors (BKFS-NB), LLC
By:	THL Equity Advisors VI, LLC, its Member
By:	Thomas H. Lee Partners, L.P., its Sole Member
By:	Thomas H. Lee Advisors, LLC, its General Partner
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Great-West Investors, LP

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

GREAT-WEST INVESTORS, LP
By:	Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Putnam Investments Employees’ Securities
Company III, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III, LLC
By:	Putnam Investment Holdings, LLC, its Managing Member
By:	Putnam Investments, LLC, its Managing Member
By:	Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By:	THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Managing Director

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas M. Hagerty

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

/s/ Thomas M. Hagerty
Thomas M. Hagerty

Dated:  October 3, 2017

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Gnaneshwar B. Rao

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Black Knight Financial Services, Inc. [BKFS]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	September 29, 2017

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

/s/ Gnaneshwar B. Rao
Gnaneshwar B. Rao

Dated: October 3, 2017